Exhibit D-7

   FCC 603     FCC WIRELESS TELECOMMUNICATIONS BUREAU     Approved by OMB
            APPLICATION FOR ASSIGNMENTS OF AUTHORIZATION  3060 - 0800
                       AND TRANSFERS OF CONTROL           See instructions for
                                                          public burden estimate

                                                          Submitted 11/06/2001
                                                          at 03:38PM

                                                          File Number:
                                                          0000640332
================================================================================

================================================================================
1)   Application Purpose: TRANSFER OF CONTROL
================================================================================
2a) If this request is for an Amendment or Withdrawal, enter the File Number of the pending application currently on file with the FCC.
================================================================================
     File  Number:
================================================================================
2b)  File numbers of related pending applications currently on file with the
     FCC:
================================================================================

TYPE OF TRANSACTION
================================================================================
3a)  Is this a pro forma assignment of authorization or transfer of control? NO
================================================================================
3b) If the answer to Item 3a is 'Yes', is this a notification of a pro forma transaction being filed under the Commission's forbearance procedures for telecommunications licenses?
================================================================================
4) For assignment of authorization only, is this a partition and/or disaggregation?
================================================================================
5)   Does this filing request a waiver of the Commission rules? NO
================================================================================
6)   Are attachments being filed with this application? YES
================================================================================
7a) Does the transaction that is the subject of this application also involve transfer or assignment of other wireless licenses held by the assignor/transferor or affiliates of the assignor/transferor(e.g., parents, subsidiaries, or commonly controlled entities) that are not included on this form and for which Commission approval is required? YES
================================================================================
7b) Does the transaction that is the subject of this application also involve transfer or assignment of non-wireless licenses that are not included on this form and for which Commission approval is required? NO
================================================================================

TRANSACTION INFORMATION
================================================================================
8) How will assignment of authorization or transfer of control be accomplished? SALE OR OTHER ASSIGNMENT OR TRANSFER OF STOCK
     If required by applicable rule, attach as an exhibit a statement on how control is to be assigned or transferred, along with copies of any pertinent contracts, agreements, instruments, certified copies of Court Orders, etc.
================================================================================
9)   The assignment of authorization or transfer of control of license is:
     VOLUNTARY
================================================================================

LICENSEE/ASSIGNOR INFORMATION
================================================================================
10a) Taxpayer Identification Number: L00002637
================================================================================
10b) SGIN: 000
================================================================================
10c) FCC Registration Number (FRN): 0003413051
================================================================================
11)  First Name (if individual): MI: Last Name: Suffix:
================================================================================
12)  Entity Name (if not an individual): ROCHESTER GAS & ELECTRIC CORPORATION
================================================================================
13)  Attention To:
================================================================================
14)  P.O. Box:          And / Or  15) Street Address: 89 EAST AVENUE
================================================================================
16)  City: ROCHESTER              17) State: NY       18) Zip: 14649
================================================================================
19)  Telephone Number: (716)724-8821 20) FAX: (716)724-8987
================================================================================
21)  E-Mail Address: AL_MCMULLEN@RGE.COM
================================================================================

22)  RACE, ETHNICITY, GENDER OF ASSIGNOR/LICENSEE (Optional)
===========================================================================================================================
RACE:       American Indian or Alaska Native:  Asian:                   Black or African-  Native Hawaiian or Other Pacific
======================================================================
ETHNICITY:  Hispanic or Latino:                Not Hispanic or Latino:  American:          Islander:                 White:
======================================================================
GENDER:     Female:                            Male:
======================================================================

TRANSFEROR INFORMATION (for transfers of control only)
================================================================================
23a) Taxpayer Identification Number: L00002637
================================================================================
23b) SGIN: 000
================================================================================
23c) FCC Registration Number (FRN): 0003413051
================================================================================
24)  First Name (if individual): MI: Last Name: Suffix:
================================================================================
25)  Entity Name (if not an individual): ROCHESTER GAS & ELECTRIC CORPORATION
================================================================================
26)  P.O. Box:            And / Or
================================================================================
27)  Street Address: 89 EAST AVENUE
================================================================================
28)  City: ROCHESTER
================================================================================
29)  State: NY
================================================================================
30)  Zip: 14649
================================================================================
31)  Telephone Number: (716)724-8821         32)  FAX: (716)724-8987
================================================================================
33)  E-Mail Address: AL_MCMULLEN@RGE.COM
================================================================================

NAME OF TRANSFEROR CONTACT REPRESENTATIVE (if other than Transferor) (for transfers of control only)
================================================================================
34)  First Name: ALAN     MI: K     Last Name: MCMULLEN     Suffix:
================================================================================
35)  Company Name: ROCHESTER GAS & ELECTRIC
================================================================================
36)  P.O. Box:            And / Or
================================================================================
37)  Street Address: 89 EAST AVENUE
================================================================================
38)  City: ROCHESTER
================================================================================
39)  State: NY
================================================================================
40)  Zip: 14649
================================================================================
41)  Telephone Number: (716)724-8821     42)  FAX: (716)724-8987
================================================================================
43)  E-Mail Address: AL_MCMULLEN@RGE.COM
================================================================================

ASSIGNEE/TRANSFEREE INFORMATION
================================================================================
44)  The Assignee is a(n): CORPORATION
================================================================================
45a) Taxpayer Identification Number: L00172852
================================================================================
45b) SGIN: 000
================================================================================
45c) FCC Registration Number (FRN):
================================================================================
46)  First Name (if individual):   MI:     Last Name:       Suffix:
================================================================================
47)  Entity Name (if other than individual): ENERGY EAST CORPORATION
================================================================================
48)  Name of Real Party in Interest:
================================================================================
49)  TIN:
================================================================================
50)  Attention To: ROBERT D. KUMP
================================================================================
51)  P.O. Box: 3287           And / Or
================================================================================
52)  Street Address: ITHACA-DRYDEN ROAD
================================================================================
53)  City: ITHACA
================================================================================
54)  State: NY
================================================================================
55)  Zip: 14852-3287
================================================================================
56)  Telephone Number: (607)347-2498
================================================================================
57)  FAX:
================================================================================
58)  E-Mail Address: RDKUMP@NYSEG.COM
================================================================================

NAME OF ASSIGNEE/TRANSFEREE CONTACT REPRESENTATIVE (if other than Assignee/Transferee)
================================================================================
59)  First Name: GREGORY     MI: C     Last Name: STAPLE     Suffix:
================================================================================
60)  Company Name: VINSON & ELKINS L.L.P.
================================================================================
61)  P.O. Box:               And / Or
================================================================================
62)  Street Address: 1455 PENNSYLVANIA AVENUE, N.W., SUITE 600
================================================================================
63)  City: WASHINGTON
================================================================================
64)  State: DC
================================================================================
65)  Zip: 20004-1008
================================================================================
66)  Telephone Number: (202)639-6500
================================================================================
67)  FAX: (202)639-6604
================================================================================
68)  E-Mail Address: GSTAPLE@VELAW.COM
================================================================================

ALIEN OWNERSHIP QUESTIONS
================================================================================
69) Is the Assignee or Transferee a foreign government or the representative of any foreign government? NO
================================================================================
70)  Is the Assignee or Transferee an alien or the representative of an alien?
     NO
================================================================================
71) Is the Assignee or Transferee a corporation organized under the laws of any foreign government? NO
================================================================================
72) Is the Assignee or Transferee a corporation of which more than one-fifth of the capital stock is owned of record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country? NO
================================================================================
73) Is the Assignee or Transferee directly or indirectly controlled by any other corporation of which more than one-fourth of the capital stock is owned of record or voted by aliens, their representatives, or by a foreign government or representative thereof, or by any corporation organized under the laws of a foreign country? If 'Yes', attach exhibit explaining nature and extent of alien or foreign ownership or control. NO
================================================================================

BASIC QUALIFICATION QUESTIONS
================================================================================
74) Has the Assignee or Transferee or any party to this application had any FCC station authorization, license or construction permit revoked or had any application for an initial, modification or renewal of FCC station authorization, license, construction permit denied by the Commission? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================
75) Has the Assignee or Transferee or any party to this application, or any party directly or indirectly controlling the Assignee or Transferee, or any party to this application ever been convicted of a felony by any state or federal court? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================
76) Has any court finally adjudged the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee guilty of unlawfully monopolizing or attempting unlawfully to monopolize radio communication, directly or indirectly, through control of manufacture or sale of radio apparatus, exclusive traffic arrangement, or any other means or unfair methods of competition? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================
77) Is the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee currently a party in any pending matter referred to in the preceding two items? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================

78)  RACE, ETHNICITY, GENDER OF ASSIGNEE/TRANSFEREE (Optional)
===========================================================================================================================
RACE:       American Indian or Alaska Native:  Asian:                   Black or African-  Native Hawaiian or Other Pacific
=====================================================================
ETHNICITY:  Hispanic or Latino:                Not Hispanic or Latino:  American:          Islander:                 White:
=====================================================================
GENDER:     Female:                            Male:
=====================================================================

ASSIGNOR/TRANSFEROR CERTIFICATION STATEMENTS
================================================================================
1) The Assignor or Transferor certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers. See Memorandum Opinion and Order, 13 FCC Rcd. 6293(1998).
================================================================================
2) The Assignor or Transferor certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
================================================================================
79)  Typed or Printed Name of Party Authorized to Sign
     First Name: PAUL           MI:     Last Name: RUGANIS     Suffix:
================================================================================
80)  Title: VICE PRESIDENT Signature: PAUL RUGANIS
================================================================================
81)  Date: 11/06/01
================================================================================

ASSIGNEE/TRANSFEREE CERTIFICATION STATEMENTS
================================================================================
1) The Assignee or Transferee certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers See Memorandum Opinion and Order, 13 FCC Rcd. 6293 (1998).
================================================================================
2) The Assignee or Transferee waives any claim to the use of any particular frequency or of the electromagnetic spectrum as against the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization in accordance with this application.
================================================================================
3) The Assignee or Transferee certifies that grant of this application would not cause the Assignee or Transferee to be in violation of any pertinent cross-ownership, attribution, or spectrum cap rule.* *If the applicant has sought a waiver of any such rule in connection with this application, it may make this certification subject to the outcome of the waiver request.
================================================================================
4) The Assignee or Transferee agrees to assume all obligations and abide by all conditions imposed on the Assignor or Transferor under the subject authorization(s), unless the Federal Communications Commission pursuant to a request made herein otherwise allows, except for liability for any act done by, or any right accured by, or any suit or proceeding had or commenced against the Assignor or Transferor prior to this assignment.
================================================================================
5) The Assignee or Transferee certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
================================================================================
6) The Assignee or Transferee certifies that neither it nor any other party to the application is subject to a denial of Federal benefits pursuant to
     Section 5301 of the Anti-Drug Abuse Act of 1998, 21 U.S.C Sec. 862, because of a conviction for possession or distribution of a controlled substance. See Section 1.2002(b) of the rules, 47 CFR Sec. 1.2002(b), for the definition of "party to the application" as used in this certification.
================================================================================
7) The applicant certifies that it either (1) has an updated Form 602 on file with the Commission, (2) is filing an updated Form 602 simultaneously with this application, or (3) is not required to file Form 602 under the Commission's Rules.
================================================================================

82)  TYPED OR PRINTED NAME OF PARTY AUTHORIZED TO SIGN
================================================================================
First Name: ROBERT          MI: D        Last Name: KUMP     Suffix:
================================================================================
83)  Title: VICE PRESIDENT & TREASURER
================================================================================
     Signature: ROBERT D KUMP
================================================================================
84)  Date: 11/06/01
================================================================================
WILLFUL FALSE STATEMENTS MADE ON THIS FORM OR ANY ATTACHMENTS ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. CODE, TITLE 18, SECTION 1001) AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. CODE, TITLE 47, SECTION 312(A)(1)), AND/OR FORFEITURE (U.S. CODE, TITLE 47, SECTION 503).
================================================================================

AUTHORIZATIONS TO BE ASSIGNED OR TRANSFERRED
=====================================================================================================================
85) Call Sign  86) Radio  87) Location  88) Path Number   89) Lower or Center   90) Upper Frequency   91) Constructed
                   Service    Number    (Microwave only)      Frequency (MHz)       (MHz)                 Yes / No
KS5507         AL                                                                                     YES
WNIZ936        AL                                                                                     YES
WNT1742        AL                                                                                     YES
KWV439         AL                                                                                     YES
KWQ321         AL                                                                                     YES
KWQ322         AL                                                                                     YES
KNHW301        AL                                                                                     YES
KNHY289        AL                                                                                     YES
WNTQ962        AL                                                                                     YES
WDK220         AL                                                                                     YES
WNJE445        AL                                                                                     YES
WNAE467        AL                                                                                     YES
WBC95          AL                                                                                     YES
WNZG612        AL                                                                                     YES
WPAY722        AL                                                                                     YES
KJC649         AL                                                                                     YES
KQU697         AL                                                                                     YES
KWN258         AL                                                                                     YES
WPGJ592        AL                                                                                     YES
WPNT844        AL                                                                                     YES
WNJR462        AL                                                                                     YES
WBF28          AL                                                                                     YES
KWA56          AL                                                                                     YES
WCH872         AL                                                                                     YES
WCH873         AL                                                                                     YES
WCH874         AL                                                                                     YES
WCH875         AL                                                                                     YES
WCH876         AL                                                                                     YES
WCH877         AL                                                                                     YES
WCH878         AL                                                                                     YES
WCH879         AL                                                                                     YES
WCH880         AL                                                                                     YES
WCH881         AL                                                                                     YES
WCH882         AL                                                                                     YES
WCH883         AL                                                                                     YES
WCH884         AL                                                                                     YES
WCH885         AL                                                                                     YES
WCH886         AL                                                                                     YES


WCH887         AL                                                                                     YES
WCH888         AL                                                                                     YES
WCH890         AL                                                                                     YES
WCH891         AL                                                                                     YES
WCH892         AL                                                                                     YES
WCH893         AL                                                                                     YES
WCH894         AL                                                                                     YES
WCH895         AL                                                                                     YES
WCH896         AL                                                                                     YES
WCH897         AL                                                                                     YES
WCH898         AL                                                                                     YES
WCH476         AL                                                                                     YES
WCH477         AL                                                                                     YES
KSZ584         AL                                                                                     YES
WCQ928         AL                                                                                     YES
KEJ215         AL                                                                                     YES
WNYZ299        AL                                                                                     YES
KH2945         AL                                                                                     YES
WPSQ365        AL                                                                                     YES
WPHR690        AL                                                                                     YES
WPRX321        AL                                                                                     YES
WPNS954        AL                                                                                     YES
WPSS504        AL                                                                                     YES
KYJ576         AL                                                                                     YES
KEA918         AL                                                                                     YES
KEA919         AL                                                                                     YES
KEA920         AL                                                                                     YES
KEA560         AL                                                                                     YES
WCH913         AL                                                                                     YES
WCH914         AL                                                                                     YES
WCH915         AL                                                                                     YES
WCH916         AL                                                                                     YES
WCH917         AL                                                                                     YES
WCH918         AL                                                                                     YES
WCH919         AL                                                                                     YES
WCH920         AL                                                                                     YES
WCH921         AL                                                                                     YES
KA2376         AL                                                                                     YES
KNBW708        AL                                                                                     YES
WCH478         AL                                                                                     YES
WCH479         AL                                                                                     YES
WCH480         AL                                                                                     YES
WCH481         AL                                                                                     YES
WCH482         AL                                                                                     YES
WCH483         AL                                                                                     YES
WCH484         AL                                                                                     YES
WCH485         AL                                                                                     YES
WNMX292        AL                                                                                     YES
WCH899         AL                                                                                     YES
WCH900         AL                                                                                     YES
WCH901         AL                                                                                     YES
WCH902         AL                                                                                     YES
WCH903         AL                                                                                     YES
WCH904         AL                                                                                     YES
WCH905         AL                                                                                     YES
WCH906         AL                                                                                     YES
WCH907         AL                                                                                     YES
WCH908         AL                                                                                     YES
WCH909         AL                                                                                     YES
WCH910         AL                                                                                     YES
WCH911         AL                                                                                     YES
WCH912         AL                                                                                     YES
KE5346         AL                                                                                     YES
KEF242         AL                                                                                     YES
KED203         AL                                                                                     YES
KED204         AL                                                                                     YES
KED205         AL                                                                                     YES

================================================================================
FCC FORM 603       SCHEDULE FOR ASSIGNMENTS OF AUTHORIZATION    Approved by OMB
SCHEDULE A      AND TRANSFERS OF CONTROL IN AUCTIONED SERVICES  3060 - 0800
                                                                See instructions
                                                                for public
                                                                burden estimate
================================================================================


ASSIGNMENTS OF AUTHORIZATION
================================================================================
1) ASSIGNEE ELIGIBILITY FOR INSTALLMENT PAYMENTS (for assignments of authorization only)
================================================================================
Is the Assignee claiming the same category or a smaller category of eligibility for installment payments as the Assignor (as determined by the applicable rules governing the licenses issued to the Assignor)?
================================================================================
If 'Yes', is the Assignee applying for installment payments?
================================================================================

2) GROSS REVENUES AND TOTAL ASSETS INFORMATION (if required) (for assignments of authorization only)
Refer to applicable auction rules for method to determine required gross revenues and total assets information
================================================================================
Year 1 Gross              Year 2 Gross        Year 3 Gross        Total
Revenues (current)        Revenues            Revenues            Assets:
================================================================================

3) CERTIFICATION STATEMENTS FOR ASSIGNEES CLAIMING ELIGIBILITY AS AN ENTREPRENEUR UNDER THE GENERAL RULE
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY AS A PUBLICLY TRADED CORPORATION
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply and that they comply with the definition of a Publicly Traded Corporation, as set out in the applicable FCC rules.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY USING A CONTROL GROUP STRUCTURE
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY AS A VERY SMALL BUSINESS, VERY SMALL BUSINESS CONSORTIUM, SMALL BUSINESS, OR AS A SMALL BUSINESS CONSORTIUM
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY AS A RURAL TELEPHONE COMPANY
================================================================================
Assignee certifies that they meet the definition of a Rural Telephone Company as set out in the applicable FCC rules, and must disclose all parties to agreement(s) to partition licenses won in this auction. See applicable FCC rules.
================================================================================

TRANSFERS OF CONTROL
4)   LICENSEE ELIGIBILITY (for transfers of control only)
================================================================================
As a result of transfer of control, must the licensee now claim a larger or higher category of eligibility than was originally declared?
NO
================================================================================
If 'Yes', the new category of eligibility of the licensee is:
================================================================================

CERTIFICATION STATEMENT FOR TRANSFEREES
================================================================================
Transferee certifies that the answers provided in Item 4 are true and correct.
================================================================================


ATTACHMENT LIST
================================================================================
ATTACHMENT TYPE     DATE     DESCRIPTION                     CONTENTS
Other              10/19/01                        0176976627651548811255880.pdf
                                                   -----------------------------
================================================================================

                                    EXHIBIT 1
                                    ---------

     Rochester Gas & Electric Corporation, a wholly-owned subsidiary of RGS Energy Group, is the licensee of numerous Part 90 wireless radio licenses that are the subject of this FCC Form 603 transfer of control application. Energy East Corporation, the transferee in this application, is a regional energy services and delivery company serving 2 million customers in upstate New York and New England over a 32,000 square mile service area.

     On February 20, 2001, Energy East Corporation announced a strategic merger with RGS Energy Group, following which Energy East Corporation will assume control of the RGS Energy Group licensees. Upon completion of the merger, the Energy East Corporation group will be one of the largest and most diversified energy providers in the Northeast, serving half of upstate New York and nearly 3 million customers, including approximately 1.8 million electric customers, almost 1 million natural gas customers and approximately 200,000 other retail energy customers.

     The parties in this transaction believe that the public interest, convenience and necessity will be served by the Commission's grant of consent to transfer control of Rochester Gas & Electric Corporation from RGS Energy Group to Energy East Corporation.

     For these reasons, Energy East Corporation respectfully requests grant of this application.

================================================================================
   FCC 603                                                Approved by OMB
                                                          3060 - 0800
                                                          See instructions for
                                                          public burden estimate

                                                          Submitted 11/15/2001
        FCC WIRELESS TELECOMMUNICATIONS BUREAU            at 04:06PM
     APPLICATION FOR ASSIGNMENTS OF AUTHORIZATION
                AND TRANSFERS OF CONTROL                  File Number:
                                                          0000640332
================================================================================

================================================================================
1) Application Purpose: AMENDMENT
================================================================================
2a) If this request is for an Amendment or Withdrawal,             File Number:
enter the File Number of the pending application currently
on file with the FCC.                                              0000640332
================================================================================
2b) File numbers of related pending applications currently on file with the FCC:
================================================================================

TYPE OF TRANSACTION
================================================================================
3a)  Is this a pro forma assignment of authorization or transfer of control? NO
================================================================================
3b) If the answer to Item 3a is 'Yes', is this a notification of a pro forma transaction being filed under the Commission's forbearance procedures for telecommunications licenses?
================================================================================
4) For assignment of authorization only, is this a partition and/or disaggregation?
================================================================================
5)   Does this filing request a waiver of the Commission rules? NO
================================================================================
6)   Are attachments being filed with this application? YES
================================================================================
7a) Does the transaction that is the subject of this application also involve transfer or assignment of other wireless licenses held by the assignor/transferor or affiliates of the assignor/transferor(e.g., parents, subsidiaries, or commonly controlled entities) that are not included on this form and for which Commission approval is required? YES
================================================================================
7b) Does the transaction that is the subject of this application also involve transfer or assignment of non-wireless licenses that are not included on this form and for which Commission approval is required? NO
================================================================================


TRANSACTION INFORMATION
================================================================================
8) How will assignment of authorization or transfer of control be accomplished? SALE OR OTHER ASSIGNMENT OR TRANSFER OF STOCK If required by applicable rule, attach as an exhibit a statement on how control is to be assigned or transferred, along with copies of any pertinent contracts, agreements, instruments, certified copies of Court Orders, etc.
================================================================================
9)   The assignment of authorization or transfer of control of license is:
     VOLUNTARY
================================================================================

LICENSEE/ASSIGNOR INFORMATION
================================================================================
10a) Taxpayer Identification Number: L00002637      10b) SGIN: 000
================================================================================
10c) FCC Registration Number (FRN): 0003413051
================================================================================
11)  First Name (if individual):    MI:    Last Name:    Suffix:
================================================================================
12)  Entity Name (if not an individual): ROCHESTER GAS & ELECTRIC CORPORATION
================================================================================
13)  Attention To:
================================================================================
14)  P.O. Box:       And / Or           15)  Street Address: 89 EAST AVENUE
================================================================================
16)  City: ROCHESTER                    17)  State: NY        18)  Zip: 14649
================================================================================
19)  Telephone Number: (716)724-8821    20)  FAX: (716)724-8987
================================================================================
21)  E-Mail Address: AL_MCMULLEN@RGE.COM
================================================================================


22) RACE, ETHNICITY, GENDER OF ASSIGNOR/LICENSEE (Optional)
================================================================================
RACE:  American Indian     Asian:   Black or    Native Hawaiian or      White:
       Or Alaska Native:            African-    Other Pacific
                                    American:   Islander:
================================================================================
ETHNICITY:  Hispanic or Latino:           Not Hispanic or Latino:
================================================================================
GENDER:     Female:                            Male:
================================================================================

TRANSFEROR INFORMATION (for transfers of control only)
================================================================================
23a) Taxpayer Identification Number: L00002637        23b) SGIN: 000
================================================================================
23c) FCC Registration Number (FRN): 0003413051
================================================================================
24)  First Name (if individual): MI: Last Name: Suffix:
================================================================================
25)  Entity Name (if not an individual): ROCHESTER GAS & ELECTRIC CORPORATION
================================================================================
26)  P.O. Box:         And / Or          27)  Street Address: 89 EAST AVENUE
================================================================================
28)  City: ROCHESTER                     29)  State: NY    30)  Zip: 14649
================================================================================
31)  Telephone Number: (716)724-8821     32)  FAX: (716)724-8987
================================================================================
33)  E-Mail Address: AL_MCMULLEN@RGE.COM
================================================================================

NAME OF TRANSFEROR CONTACT REPRESENTATIVE (if other than Transferor) (for transfers of control only)
================================================================================
34)  First Name: ALAN MI: K Last Name: MCMULLEN Suffix:
================================================================================
35)  Company Name: ROCHESTER GAS & ELECTRIC       36)  P.O. Box: And / Or
================================================================================
37)  Street Address: 89 EAST AVENUE
================================================================================
38)  City: ROCHESTER           39)  State: NY     40)  Zip: 14649
================================================================================
41)  Telephone Number: (716)724-8821              42)  FAX: (716)724-8987
================================================================================
43)  E-Mail Address: AL_MCMULLEN@RGE.COM
================================================================================

ASSIGNEE/TRANSFEREE INFORMATION
================================================================================
44)  The Assignee is a(n): CORPORATION
================================================================================
45a) Taxpayer Identification Number: L00172852     45b) SGIN: 000
================================================================================
45c) FCC Registration Number (FRN):
================================================================================
46)  First Name (if individual): MI: Last Name: Suffix:
================================================================================
47)  Entity Name (if other than individual): ENERGY EAST CORPORATION
================================================================================
48)  Name of Real Party in Interest:               49)  TIN:
================================================================================
50)  Attention To: ROBERT D. KUMP
================================================================================
51)  P.O. Box: 3287 And / Or             52)  Street Address: ITHACA-DRYDEN ROAD
================================================================================
53)  City: ITHACA                        54)  State: NY     55)  Zip: 14852-3287
================================================================================
56)  Telephone Number: (607)347-2498     57)  FAX:
================================================================================
58)  E-Mail Address: RDKUMP@NYSEG.COM
================================================================================


NAME OF ASSIGNEE/TRANSFEREE CONTACT REPRESENTATIVE (if other than Assignee/Transferee)
================================================================================
59)  First Name: GREGORY    MI: C    Last Name: STAPLE Suffix:
================================================================================
60)  Company Name: VINSON & ELKINS L.L.P.
================================================================================
61)  P.O. Box:     And / Or
================================================================================
62)  Street Address: 1455 PENNSYLVANIA AVENUE, N.W., SUITE 600
================================================================================
63)  City: WASHINGTON                    64)  State: DC     65)  Zip: 20004-1008
================================================================================
66)  Telephone Number: (202)639-6500     67)  FAX: (202)639-6604
================================================================================
68)  E-Mail Address: GSTAPLE@VELAW.COM
================================================================================


ALIEN OWNERSHIP QUESTIONS
================================================================================
69) Is the Assignee or Transferee a foreign government or the representative of any foreign government? NO
================================================================================
70)  Is the Assignee or Transferee an alien or the representative of an alien?
     NO
================================================================================
71) Is the Assignee or Transferee a corporation organized under the laws of any foreign government? NO
================================================================================
72) Is the Assignee or Transferee a corporation of which more than one-fifth of the capital stock is owned of record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country? NO
================================================================================
73) Is the Assignee or Transferee directly or indirectly controlled by any other corporation of which more than one-fourth of the capital stock is owned of record or voted by aliens, their representatives, or by a foreign government or representative thereof, or by any corporation organized under the laws of a foreign country? If 'Yes', attach exhibit explaining nature and extent of alien or foreign ownership or control. NO
================================================================================

BASIC QUALIFICATION QUESTIONS
================================================================================
74) Has the Assignee or Transferee or any party to this application had any FCC station authorization, license or construction permit revoked or had any application for an initial, modification or renewal of FCC station authorization, license, construction permit denied by the Commission? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================
75) Has the Assignee or Transferee or any party to this application, or any party directly or indirectly controlling the Assignee or Transferee, or any party to this application ever been convicted of a felony by any state or federal court? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================
76) Has any court finally adjudged the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee guilty of unlawfully monopolizing or attempting unlawfully to monopolize radio communication, directly or indirectly, through control of manufacture or sale of radio apparatus, exclusive traffic arrangement, or any other means or unfair methods of competition? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================
77) Is the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee currently a party in any pending matter referred to in the preceding two items? If 'Yes', attach exhibit explaining circumstances. NO
================================================================================

78) RACE, ETHNICITY, GENDER OF ASSIGNEE/TRANSFEREE (Optional)
================================================================================
RACE:  American Indian     Asian:   Black or    Native Hawaiian or      White:
       Or Alaska Native:            African-    Other Pacific
                                    American:   Islander:
================================================================================
ETHNICITY:  Hispanic or Latino:           Not Hispanic or Latino:
================================================================================
GENDER:     Female:                            Male:
================================================================================

ASSIGNOR/TRANSFEROR CERTIFICATION STATEMENTS
================================================================================
1) The Assignor or Transferor certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers. See Memorandum Opinion and Order, 13 FCC Rcd. 6293(1998).
================================================================================
2) The Assignor or Transferor certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
================================================================================
79)  Typed or Printed Name of Party Authorized to Sign
     First Name: PAUL           MI:         Last Name: RUGANIS        Suffix:
================================================================================
80)  Title: VICE PRESIDENT
     Signature: PAUL RUGANIS                81)  Date: 11/15/01
================================================================================

ASSIGNEE/TRANSFEREE CERTIFICATION STATEMENTS
================================================================================
1) The Assignee or Transferee certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers See Memorandum Opinion and Order, 13 FCC Rcd. 6293 (1998).
================================================================================
2) The Assignee or Transferee waives any claim to the use of any particular frequency or of the electromagnetic spectrum as against the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization in accordance with this application.
================================================================================
3) The Assignee or Transferee certifies that grant of this application would not cause the Assignee or Transferee to be in violation of any pertinent cross-ownership, attribution, or spectrum cap rule.* *If the applicant has sought a waiver of any such rule in connection with this application, it may make this certification subject to the outcome of the waiver request.
================================================================================
4) The Assignee or Transferee agrees to assume all obligations and abide by all conditions imposed on the Assignor or Transferor under the subject authorization(s), unless the Federal Communications Commission pursuant to a request made herein otherwise allows, except for liability for any act done by, or any right accured by, or any suit or proceeding had or commenced against the Assignor or Transferor prior to this assignment.
================================================================================
5) The Assignee or Transferee certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
================================================================================
6) The Assignee or Transferee certifies that neither it nor any other party to the application is subject to a denial of Federal benefits pursuant to
     Section 5301 of the Anti-Drug Abuse Act of 1998, 21 U.S.C Sec. 862, because of a conviction for possession or distribution of a controlled substance. See Section 1.2002(b) of the rules, 47 CFR Sec. 1.2002(b), for the definition of "party to the application" as used in this certification.
================================================================================
7) The applicant certifies that it either (1) has an updated Form 602 on file with the Commission, (2) is filing an updated Form 602 simultaneously with this application, or (3) is not required to file Form 602 under the Commission's Rules.
================================================================================


82)  TYPED OR PRINTED NAME OF PARTY AUTHORIZED TO SIGN
================================================================================
     First Name: ROBERT         MI: D        Last Name: KUMP        Suffix:
================================================================================
83)  Title: VICE PRESIDENT & TREASURER
     Signature: ROBERT D KUMP                84) Date: 11/15/01
================================================================================
WILLFUL FALSE STATEMENTS MADE ON THIS FORM OR ANY ATTACHMENTS ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. CODE, TITLE 18, SECTION 1001) AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. CODE, TITLE 47, SECTION 312(A)(1)), AND/OR FORFEITURE (U.S. CODE, TITLE 47, SECTION 503).
================================================================================

AUTHORIZATIONS TO BE ASSIGNED OR TRANSFERRED

=====================================================================================================================
               86) Radio  87) Location  88) Path Number   89) Lower or Center   90) Upper Frequency   91) Constructed
85) Call Sign   Service      Number     (Microwave only)    Frequency (MHz)            (MHz)             Yes / No
KS5507         AL                                                                                     YES
WNIZ936        AL                                                                                     YES
WNTI742        AL                                                                                     YES
KWQ321         AL                                                                                     YES
KWQ322         AL                                                                                     YES
KNHW301        AL                                                                                     YES
KNHY289        AL                                                                                     YES
WNTQ962        AL                                                                                     YES
WDK220         AL                                                                                     YES
WNJE445        AL                                                                                     YES
WNAE467        AL                                                                                     YES
WNZG612        AL                                                                                     YES
WPAY722        AL                                                                                     YES
KJC649         AL                                                                                     YES
KWN258         AL                                                                                     YES
WPGJ592        AL                                                                                     YES
WPNT844        AL                                                                                     YES
WNJR462        AL                                                                                     YES
WBF28          AL                                                                                     YES
KWA56          AL                                                                                     YES
WCH872         AL                                                                                     YES
WCH873         AL                                                                                     YES
WCH884         AL                                                                                     YES
WCH885         AL                                                                                     YES
WCH886         AL                                                                                     YES
WCH887         AL                                                                                     YES
WCH888         AL                                                                                     YES
WCH890         AL                                                                                     YES
WCH891         AL                                                                                     YES
WCH892         AL                                                                                     YES
WCH893         AL                                                                                     YES
WCH894         AL                                                                                     YES
WCH895         AL                                                                                     YES
WCH896         AL                                                                                     YES
WCH897         AL                                                                                     YES
WCH898         AL                                                                                     YES
WCH476         AL                                                                                     YES
WCH477         AL                                                                                     YES


KSZ584         AL                                                                                     YES
WCQ928         AL                                                                                     YES
WNYZ299        AL                                                                                     YES
KH2945         AL                                                                                     YES
WPSQ365        AL                                                                                     YES
WPHR690        AL                                                                                     YES
WPRX321        AL                                                                                     YES
WPNS954        AL                                                                                     YES
WPSS504        AL                                                                                     YES
KYJ576         AL                                                                                     YES
KEA918         AL                                                                                     YES
KEA919         AL                                                                                     YES
KEA920         AL                                                                                     YES
KEA560         AL                                                                                     YES
WCH920         AL                                                                                     YES
WCH921         AL                                                                                     YES
WCH913         AL                                                                                     YES
WCH914         AL                                                                                     YES
WCH915         AL                                                                                     YES
WCH916         AL                                                                                     YES
WCH917         AL                                                                                     YES
WCH918         AL                                                                                     YES
WCH919         AL                                                                                     YES
KA2376         AL                                                                                     YES
KNBW708        AL                                                                                     YES
WCH478         AL                                                                                     YES
WCH479         AL                                                                                     YES
WCH480         AL                                                                                     YES
WCH481         AL                                                                                     YES
WCH482         AL                                                                                     YES
WCH483         AL                                                                                     YES
WCH484         AL                                                                                     YES
WCH485         AL                                                                                     YES
WNMX292        AL                                                                                     YES
WCH899         AL                                                                                     YES
WCH900         AL                                                                                     YES
WCH901         AL                                                                                     YES
WCH902         AL                                                                                     YES
WCH903         AL                                                                                     YES
WCH904         AL                                                                                     YES
WCH905         AL                                                                                     YES
WCH906         AL                                                                                     YES
WCH907         AL                                                                                     YES
WCH908         AL                                                                                     YES
WCH909         AL                                                                                     YES
WCH910         AL                                                                                     YES
WCH911         AL                                                                                     YES
WCH912         AL                                                                                     YES
KE5346         AL                                                                                     YES
KEF242         AL                                                                                     YES
WPTL322        AL                                                                                     YES
WBC95          AL                                                                                     YES
KED203         AL                                                                                     YES
KED204         AL                                                                                     YES
KED205         AL                                                                                     YES
KEJ215         AL                                                                                     YES
KWV439         AL                                                                                     YES
WCH882         AL                                                                                     YES
WCH883         AL                                                                                     YES
WCH874         AL                                                                                     YES
WCH875         AL                                                                                     YES
WCH876         AL                                                                                     YES
WCH877         AL                                                                                     YES
WCH878         AL                                                                                     YES
WCH879         AL                                                                                     YES
WCH880         AL                                                                                     YES
WCH881         AL                                                                                     YES


KQU697         AL                                                                                     YES

================================================================================
FCC FORM 603       SCHEDULE FOR ASSIGNMENTS OF AUTHORIZATION    Approved by OMB
SCHEDULE A      AND TRANSFERS OF CONTROL IN AUCTIONED SERVICES  3060 - 0800
                                                                See instructions
                                                                for public
                                                                burden estimate
================================================================================


ASSIGNMENTS OF AUTHORIZATION
1) ASSIGNEE ELIGIBILITY FOR INSTALLMENT PAYMENTS (for assignments of authorization only)
================================================================================
Is the Assignee claiming the same category or a smaller category of eligibility for installment payments as the Assignor (as determined by the applicable rules governing the licenses issued to the Assignor)?
================================================================================
If 'Yes', is the Assignee applying for installment payments?
================================================================================

2) GROSS REVENUES AND TOTAL ASSETS INFORMATION (if required) (for assignments of authorization only)
Refer to applicable auction rules for method to determine required gross revenues and total assets information
================================================================================
Year 1 Gross           Year 2 Gross      Year 3 Gross     Total
Revenues (current)     Revenues          Revenues         Assets:
================================================================================

3) CERTIFICATION STATEMENTS FOR ASSIGNEES CLAIMING ELIGIBILITY AS AN ENTREPRENEUR UNDER THE GENERAL RULE
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY AS A PUBLICLY TRADED CORPORATION
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply and that they comply with the definition of a Publicly Traded Corporation, as set out in the applicable FCC rules.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY USING A CONTROL GROUP STRUCTURE
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY AS A VERY SMALL BUSINESS, VERY SMALL BUSINESS CONSORTIUM, SMALL BUSINESS, OR AS A SMALL BUSINESS CONSORTIUM
================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
================================================================================

FOR ASSIGNEES CLAIMING ELIGIBILITY AS A RURAL TELEPHONE COMPANY
================================================================================
Assignee certifies that they meet the definition of a Rural Telephone Company as set out in the applicable FCC rules, and must disclose all parties to agreement(s) to partition licenses won in this auction. See applicable FCC rules.
================================================================================

TRANSFERS OF CONTROL
4)   LICENSEE ELIGIBILITY (for transfers of control only)
================================================================================
As a result of transfer of control, must the licensee now claim a larger or
higher category of eligibility than was originally declared?                  NO
================================================================================
If 'Yes', the new category of eligibility of the licensee is:
================================================================================

CERTIFICATION STATEMENT FOR TRANSFEREES
================================================================================
Transferee certifies that the answers provided in Item 4 are true and correct.
================================================================================


ATTACHMENT LIST
================================================================================
ATTACHMENT TYPE     DATE     DESCRIPTION                     CONTENTS
================================================================================
Other              10/19/01                        0176976621711044794942071.pdf
================================================================================
Other              11/15/01     OTHER              0177035741711044794942071.pdf
================================================================================

                                    EXHIBIT 1
                                    ---------

     Rochester Gas & Electric Corporation, a wholly-owned subsidiary of RGS Energy Group, is the licensee of numerous Part 90 wireless radio licenses that are the subject of this FCC Form 603 transfer of control application. Energy East Corporation, the transferee in this application, is a regional energy services and delivery company serving 2 million customers in upstate New York and New England over a 32,000 square mile service area.

     On February 20, 2001, Energy East Corporation announced a strategic merger with RGS Energy Group, following which Energy East Corporation will assume control of the RGS Energy Group licensees. Upon completion of the merger, the Energy East Corporation group will be one of the largest and most diversified energy providers in the Northeast, serving half of upstate New York and nearly 3 million customers, including approximately 1.8 million electric customers, almost 1 million natural gas customers and approximately 200,000 other retail energy customers.

     The parties in this transaction believe that the public interest, convenience and necessity will be served by the Commission's grant of consent to transfer control of Rochester Gas & Electric Corporation from RGS Energy Group to Energy East Corporation.

     For these reasons, Energy East Corporation respectfully requests grant of this application.

ENERGY EAST                                ROBERT D. KUMP
                                           Vice President and Treasurer

ENERGY EAST CORPORATION                    P.O. Box 12904/ Albany, NY 12212-29 4
                                           (518) 434-3049 / (607) 347-2498
                                           Fax: (607) 347-2606



                                    November  14,  2001

Federal Communications Commission
Attention: Brenda Summers
Wireless Telecommunications Bureau
1270 Fairfield Road
Gettysburg, PA 17325

     Re: Transfer of Private Industrial Microwave Radio Service Licenses from Rochester Gas & Electric Corporation to Energy East Corporation ULS File Number. 0000640332

     Energy East Corporation, the transferee in this application (ULS File Number 0000640332), hereby notifies the Federal Communications Commission that upon consummation of the proposed transfer of control from Rochester Gas & Electric Corporation, Energy East Corporation will continue to operate the facilities covered by Call Signs WNTI742 and WNTQ962 for private internal use.

     If you have any questions, please feel free to contact Gregory C. Staple, counsel for Energy East Corporation at (202) 639-6744.

                                    Sincerely,
                                    /s/ Robert D. Kump